UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2007

AMERICAN REPROGRAPHICS COMPANY

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 North Central Avenue, Suite 550, Glendale, California	91203

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 500-0225

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 22, 2007, American Reprographics Company issued a press release reporting its financial results for the fourth quarter of 2006 and for the full year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	American Reprographics Company Press Release dated February 22, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2007	AMERICAN REPROGRAPHICS COMPANY
	By:	/s/ Sathiyamurthy Chandramohan
Sathiyamurthy Chandramohan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	American Reprographics Company Press Release dated February 22, 2007